Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Asset Management Portfolio, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                              /s/Richard T. Hale
                                               ---------------------------
                                               Richard T. Hale
                                               Chief Executive Officer
                                               Scudder Asset Management
                                               Portfolio

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Asset Management Portfolio, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                             /s/Charles A. Rizzo
                                              ---------------------------
                                              Charles A. Rizzo
                                              Chief Financial Officer
                                              Scudder Asset Management
                                              Portfolio